                                                                      Exhibit 24


                                POWER OF ATTORNEY

     The undersigned does hereby appoint Paul J. Leighton and John A. Rasmussen, Jr., and each of them severally, his true and lawful attorneys, with full power of substitution in his name, place and stead, to execute on his behalf a registration statement on Form S-3 to be filed pursuant to the Securities Act of 1933, as amended, in connection with the registration of common stock, no par value, of MidAmerican Energy Company and any and all amendments thereto, and other documents relating thereto, including exhibits, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform each and every act with or without the others.

     IN WITNESS WHEREOF, the undersigned have duly executed this instrument as of August 4, 1995.

     MIDAMERICAN ENERGY COMPANY


By:  /s/ Lance E. Cooper
   ----------------------------------------
     Lance E. Cooper
     Group Vice President, Finance and Accounting
     (Principal Accounting Officer and Principal
     Financial Officer)

                                POWER OF ATTORNEY

     The undersigned hereby appoints Lance E. Cooper, Brent E. Gale, Paul J. Leighton and John A. Rasmussen, Jr., and each of them severally, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement or registration statements on Form S-8 for the registration under the Securities Act of 1933, as amended, of the common stock of MidAmerican Energy Company, an Iowa corporation (the "Company"), and interests in the MidAmerican Energy Company employee stock purchase plan, and 401(k) salary deferral or savings plans, and any and all amendments (including post-effective amendments) to such registration statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such states, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their or any individual attorney-in-fact and agent's substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Further, that the undersigned hereby constitutes and appoints the above-named attorneys-in-fact and agents, with full power of substitution and resubstitution for and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-3 for the registration under the Securities Act of 1933, as amended, of the common stock of the Company, and interests in the MidAmerican Energy Company dividend reinvestment and stock purchase plan and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such states, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their or any individual attorney-in-fact and agent's substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly executed this instrument this 29th day of May, 1995.



                                                  John W. Aalfs
                                        ----------------------------------------
                                                  John W. Aalfs
STATE OF IOWA       )
                    ) ss.
COUNTY OF POLK      )


     I, Julie A.Williams, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that John W. Aalfs, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledge that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

     WITNESS my hand and seal this 29th day of May, 1995.



                                                    Julie A. Williams
                                        ----------------------------------------


My commission expires      7/7/97
                      ------------------

                                POWER OF ATTORNEY



     The undersigned hereby appoints Lance E. Cooper, Brent E. Gale, Paul J. Leighton and John A. Rasmussen, Jr., and each of them severally, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement or registration statements on Form S-8 for the registration under the Securities Act of 1933, as amended, of the common stock of MidAmerican Energy Company, an Iowa corporation (the "Company"), and interests in the MidAmerican Energy Company employee stock purchase plan, and 401(k) salary deferral or savings plans, and any and all amendments (including post-effective amendments) to such registration statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such states, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their or any individual attorney-in-fact and agent's substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Further, that the undersigned hereby constitutes and appoints the above-named attorneys-in-fact and agents, with full power of substitution and resubstitution for and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-3 for the registration under the Securities Act of 1933, as amended, of the common stock of the Company, and interests in the MidAmerican Energy Company dividend reinvestment and stock purchase plan and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such states, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their or any individual attorney-in-fact and agent's substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly executed this instrument this 30th day of May, 1995.



                                                  Betty T. Asher
                                        ----------------------------------------
                                                  Betty T. Asher
STATE OF IOWA       )
                    ) ss.
COUNTY OF POLK      )


     I, Donna Hahn, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that Betty T. Asher, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledge that she signed and delivered the said instrument as her free and voluntary act, for the uses and purposes therein set forth.

     WITNESS my hand and seal this 30th day of May, 1995.



                                                    Donna Hahn
                                        ----------------------------------------


My commission expires      10/26/96
                     -------------------

                                POWER OF ATTORNEY



     The undersigned hereby appoints Lance E. Cooper, Brent E. Gale, Paul J. Leighton and John A. Rasmussen, Jr., and each of them severally, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement or registration statements on Form S-8 for the registration under the Securities Act of 1933, as amended, of the common stock of MidAmerican Energy Company, an Iowa corporation (the "Company"), and interests in the MidAmerican Energy Company employee stock purchase plan, and 401(k) salary deferral or savings plans, and any and all amendments (including post-effective amendments) to such registration statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such states, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their or any individual attorney-in-fact and agent's substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Further, that the undersigned hereby constitutes and appoints the above-named attorneys-in-fact and agents, with full power of substitution and resubstitution for and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-3 for the registration under the Securities Act of 1933, as amended, of the common stock of the Company, and interests in the MidAmerican Energy Company dividend reinvestment and stock purchase plan and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such states, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their or any individual attorney-in-fact and agent's substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly executed this instrument this 1st day of June, 1995.



                                                  Robert A. Burnett
                                        ----------------------------------------
                                                  Robert A. Burnett
STATE OF IOWA       )
                    ) ss.
COUNTY OF POLK      )


     I, Julie A. Williams, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that Robert A. Burnett, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledge that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

     WITNESS my hand and seal this 1st day of June, 1995.



                                                    Julie A. Williams

                                        ----------------------------------------


My commission expires     7/7/97
                     -------------------

                                POWER OF ATTORNEY



     The undersigned hereby appoints Lance E. Cooper, Brent E. Gale, Paul J. Leighton and John A. Rasmussen, Jr., and each of them severally, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement or registration statements on Form S-8 for the registration under the Securities Act of 1933, as amended, of the common stock of MidAmerican Energy Company, an Iowa corporation (the "Company"), and interests in the MidAmerican Energy Company employee stock purchase plan, and 401(k) salary deferral or savings plans, and any and all amendments (including post-effective amendments) to such registration statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such states, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their or any individual attorney-in-fact and agent's substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Further, that the undersigned hereby constitutes and appoints the above-named attorneys-in-fact and agents, with full power of substitution and resubstitution for and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-3 for the registration under the Securities Act of 1933, as amended, of the common stock of the Company, and interests in the MidAmerican Energy Company dividend reinvestment and stock purchase plan and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such states, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their or any individual attorney-in-fact and agent's substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly executed this instrument this 30th day of May, 1995.



                                                  Ross D. Christensen
                                        ----------------------------------------
                                                  Ross D. Christensen
STATE OF IOWA       )
                    ) ss.
COUNTY OF POLK      )


     I, Julie A. Williams, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that Ross D. Christensen, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledge that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

     WITNESS my hand and seal this 30th day of May, 1995.



                                                       Julie A. Williams
                                        ----------------------------------------


My commission expires      7/7/97
                     -------------------

                                POWER OF ATTORNEY



     The undersigned hereby appoints Lance E. Cooper, Brent E. Gale, Paul J. Leighton and John A. Rasmussen, Jr., and each of them severally, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement or registration statements on Form S-8 for the registration under the Securities Act of 1933, as amended, of the common stock of MidAmerican Energy Company, an Iowa corporation (the "Company"), and interests in the MidAmerican Energy Company employee stock purchase plan, and 401(k) salary deferral or savings plans, and any and all amendments (including post-effective amendments) to such registration statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such states, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their or any individual attorney-in-fact and agent's substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Further, that the undersigned hereby constitutes and appoints the above-named attorneys-in-fact and agents, with full power of substitution and resubstitution for and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-3 for the registration under the Securities Act of 1933, as amended, of the common stock of the Company, and interests in the MidAmerican Energy Company dividend reinvestment and stock purchase plan and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such states, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their or any individual attorney-in-fact and agent's substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly executed this instrument this 1st day of June, 1995.



                                                  Russell E. Christiansen
                                        ----------------------------------------
                                                  Russell E. Christiansen
STATE OF IOWA       )
                    ) ss.
COUNTY OF POLK      )


     I, Julie A. Williams, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that Russell E. Christiansen, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledge that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

     WITNESS my hand and seal this 1st day of June, 1995.



                                                    Julie A. Williams
                                        ----------------------------------------

My commission expires       7/7/97
                     -------------------

                                POWER OF ATTORNEY



     The undersigned hereby appoints Lance E. Cooper, Brent E. Gale, Paul J. Leighton and John A. Rasmussen, Jr., and each of them severally, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement or registration statements on Form S-8 for the registration under the Securities Act of 1933, as amended, of the common stock of MidAmerican Energy Company, an Iowa corporation (the "Company"), and interests in the MidAmerican Energy Company employee stock purchase plan, and 401(k) salary deferral or savings plans, and any and all amendments (including post-effective amendments) to such registration statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such states, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their or any individual attorney-in-fact and agent's substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Further, that the undersigned hereby constitutes and appoints the above-named attorneys-in-fact and agents, with full power of substitution and resubstitution for and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-3 for the registration under the Securities Act of 1933, as amended, of the common stock of the Company, and interests in the MidAmerican Energy Company dividend reinvestment and stock purchase plan and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such states, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their or any individual attorney-in-fact and agent's substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly executed this instrument this 29th day of May, 1995.



                                                  Jack W. Eugster
                                        ----------------------------------------
                                                  Jack W. Eugster
STATE OF IOWA       )
                    ) ss.
COUNTY OF POLK      )


     I, Julie A. Williams, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that Jack W. Eugster, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledge that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

     WITNESS my hand and seal this 29th day of May, 1995.



                                                    Julie A. Williams
                                        ----------------------------------------


My commission expires        7/7/97
                     -------------------

                                POWER OF ATTORNEY



     The undersigned hereby appoints Lance E. Cooper, Brent E. Gale, Paul J. Leighton and John A. Rasmussen, Jr., and each of them severally, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement or registration statements on Form S-8 for the registration under the Securities Act of 1933, as amended, of the common stock of MidAmerican Energy Company, an Iowa corporation (the "Company"), and interests in the MidAmerican Energy Company employee stock purchase plan, and 401(k) salary deferral or savings plans, and any and all amendments (including post-effective amendments) to such registration statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such states, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their or any individual attorney-in-fact and agent's substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Further, that the undersigned hereby constitutes and appoints the above-named attorneys-in-fact and agents, with full power of substitution and resubstitution for and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-3 for the registration under the Securities Act of 1933, as amended, of the common stock of the Company, and interests in the MidAmerican Energy Company dividend reinvestment and stock purchase plan and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such states, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their or any individual attorney-in-fact and agent's substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly executed this instrument this 13th day of June, 1995.



                                                  Nolden Gentry
                                        ----------------------------------------
                                                  Nolden Gentry
STATE OF IOWA       )
                    ) ss.
COUNTY OF POLK      )


     I, Julie A. Williams, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that Nolden Gentry, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledge that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

     WITNESS my hand and seal this 13th day of June, 1995.



                                                    Julie A. Williams
                                        ----------------------------------------


My commission expires       7/7/97
                     -------------------

                                POWER OF ATTORNEY



     The undersigned hereby appoints Lance E. Cooper, Brent E. Gale, Paul J. Leighton and John A. Rasmussen, Jr., and each of them severally, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement or registration statements on Form S-8 for the registration under the Securities Act of 1933, as amended, of the common stock of MidAmerican Energy Company, an Iowa corporation (the "Company"), and interests in the MidAmerican Energy Company employee stock purchase plan, and 401(k) salary deferral or savings plans, and any and all amendments (including post-effective amendments) to such registration statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such states, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their or any individual attorney-in-fact and agent's substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Further, that the undersigned hereby constitutes and appoints the above-named attorneys-in-fact and agents, with full power of substitution and resubstitution for and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-3 for the registration under the Securities Act of 1933, as amended, of the common stock of the Company, and interests in the MidAmerican Energy Company dividend reinvestment and stock purchase plan and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such states, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their or any individual attorney-in-fact and agent's substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly executed this instrument this 1st day of June, 1995.



                                                  James M. Hoak, Jr.
                                        ----------------------------------------
                                                  James M. Hoak, Jr.
STATE OF IOWA       )
                    ) ss.
COUNTY OF POLK      )


     I, Julie A. Williams, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that James M. Hoak, Jr., personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledge that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

     WITNESS my hand and seal this 1st day of June, 1995.



                                                    Julie A. Williams
                                        ----------------------------------------



My commission expires      7/7/97
                     -------------------

                                POWER OF ATTORNEY



     The undersigned hereby appoints Lance E. Cooper, Brent E. Gale, Paul J. Leighton and John A. Rasmussen, Jr., and each of them severally, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement or registration statements on Form S-8 for the registration under the Securities Act of 1933, as amended, of the common stock of MidAmerican Energy Company, an Iowa corporation (the "Company"), and interests in the MidAmerican Energy Company employee stock purchase plan, and 401(k) salary deferral or savings plans, and any and all amendments (including post-effective amendments) to such registration statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such states, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their or any individual attorney-in-fact and agent's substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Further, that the undersigned hereby constitutes and appoints the above-named attorneys-in-fact and agents, with full power of substitution and resubstitution for and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-3 for the registration under the Securities Act of 1933, as amended, of the common stock of the Company, and interests in the MidAmerican Energy Company dividend reinvestment and stock purchase plan and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such states, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their or any individual attorney-in-fact and agent's substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly executed this instrument this 5th day of June, 1995.



                                                  Robert L. Peterson
                                        ----------------------------------------
                                                  Robert L. Peterson
STATE OF IOWA       )
                    ) ss.
COUNTY OF POLK      )


     I, Julie A. Williams, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that Robert L. Peterson, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledge that he/she signed and delivered the said instrument as his/her free and voluntary act, for the uses and purposes therein set forth.

     WITNESS my hand and seal this 5th day of June, 1995.



                                                    Julie A. Williams
                                        ----------------------------------------



My commission expires      7/7/97
                     -------------------

                                POWER OF ATTORNEY



     The undersigned hereby appoints Lance E. Cooper, Brent E. Gale, Paul J. Leighton and John A. Rasmussen, Jr., and each of them severally, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement or registration statements on Form S-8 for the registration under the Securities Act of 1933, as amended, of the common stock of MidAmerican Energy Company, an Iowa corporation (the "Company"), and interests in the MidAmerican Energy Company employee stock purchase plan, and 401(k) salary deferral or savings plans, and any and all amendments (including post-effective amendments) to such registration statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such states, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their or any individual attorney-in-fact and agent's substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Further, that the undersigned hereby constitutes and appoints the above-named attorneys-in-fact and agents, with full power of substitution and resubstitution for and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-3 for the registration under the Securities Act of 1933, as amended, of the common stock of the Company, and interests in the MidAmerican Energy Company dividend reinvestment and stock purchase plan and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such states, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their or any individual attorney-in-fact and agent's substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly executed this instrument this 1st day of June, 1995.



                                                  Richard L. Lawson
                                        ----------------------------------------
                                                  Richard L. Lawson
DISTRICT OF COLUMBIA     )
                         ) ss.
                         )


     I, Ann Marie Jacob, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that Richard L. Lawson, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledge that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

     WITNESS my hand and seal this 1st day of June, 1995.



                                                    Ann Marie Jacob
                                        ----------------------------------------



My commission expires      7/31/98
                     -------------------

                                POWER OF ATTORNEY



     The undersigned hereby appoints Lance E. Cooper, Brent E. Gale, Paul J. Leighton and John A. Rasmussen, Jr., and each of them severally, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement or registration statements on Form S-8 for the registration under the Securities Act of 1933, as amended, of the common stock of MidAmerican Energy Company, an Iowa corporation (the "Company"), and interests in the MidAmerican Energy Company employee stock purchase plan, and 401(k) salary deferral or savings plans, and any and all amendments (including post-effective amendments) to such registration statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such states, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their or any individual attorney-in-fact and agent's substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Further, that the undersigned hereby constitutes and appoints the above-named attorneys-in-fact and agents, with full power of substitution and resubstitution for and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-3 for the registration under the Securities Act of 1933, as amended, of the common stock of the Company, and interests in the MidAmerican Energy Company dividend reinvestment and stock purchase plan and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such states, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their or any individual attorney-in-fact and agent's substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly executed this instrument this 30th day of May, 1995.



                                                  Richard A. Schneider
                                        ----------------------------------------

                                                  Richard A. Schneider
STATE OF IOWA       )
                    ) ss.
COUNTY OF POLK      )


     I, Julie A. Williams, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that Richard A. Schneider, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledge that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

     WITNESS my hand and seal this 30th day of May, 1995.



                                                    Julie A. Williams
                                        ----------------------------------------



My commission expires      7/7/97
                     -------------------

                                POWER OF ATTORNEY



     The undersigned hereby appoints Lance E. Cooper, Brent E. Gale, Paul J. Leighton and John A. Rasmussen, Jr., and each of them severally, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement or registration statements on Form S-8 for the registration under the Securities Act of 1933, as amended, of the common stock of MidAmerican Energy Company, an Iowa corporation (the "Company"), and interests in the MidAmerican Energy Company employee stock purchase plan, and 401(k) salary deferral or savings plans, and any and all amendments (including post-effective amendments) to such registration statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such states, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their or any individual attorney-in-fact and agent's substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Further, that the undersigned hereby constitutes and appoints the above-named attorneys-in-fact and agents, with full power of substitution and resubstitution for and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-3 for the registration under the Securities Act of 1933, as amended, of the common stock of the Company, and interests in the MidAmerican Energy Company dividend reinvestment and stock purchase plan and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such states, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their or any individual attorney-in-fact and agent's substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly executed this instrument this 26th day of June, 1995.



                                                  Stanley J. Bright
                                        ----------------------------------------
                                                  Stanley J. Bright
STATE OF IOWA       )
                    ) ss.
COUNTY OF POLK      )


     I, Julie A. Williams, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that Stanley J. Bright, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledge that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

     WITNESS my hand and seal this 26th day of June, 1995.



                                                    Julie A. Williams
                                        ----------------------------------------



My commission expires       7/7/97
                     -------------------

                                POWER OF ATTORNEY



     The undersigned hereby appoints Lance E. Cooper, Brent E. Gale, Paul J. Leighton and John A. Rasmussen, Jr., and each of them severally, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement or registration statements on Form S-8 for the registration under the Securities Act of 1933, as amended, of the common stock of MidAmerican Energy Company, an Iowa corporation (the "Company"), and interests in the MidAmerican Energy Company employee stock purchase plan, and 401(k) salary deferral or savings plans, and any and all amendments (including post-effective amendments) to such registration statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such states, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their or any individual attorney-in-fact and agent's substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Further, that the undersigned hereby constitutes and appoints the above-named attorneys-in-fact and agents, with full power of substitution and resubstitution for and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-3 for the registration under the Securities Act of 1933, as amended, of the common stock of the Company, and interests in the MidAmerican Energy Company dividend reinvestment and stock purchase plan and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such states, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their or any individual attorney-in-fact and agent's substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly executed this instrument this 26th day of June, 1995.



                                                  John W. Colloton
                                        ----------------------------------------
                                                  John W. Colloton
STATE OF IOWA       )
                    ) ss.
COUNTY OF POLK      )


     I, Julie A. Williams, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that John W. Colloton, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledge that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

     WITNESS my hand and seal this 26th day of June, 1995.




                                                    Julie A. Williams
                                        ----------------------------------------


My commission expires       7/7/97
                     -------------------

                                POWER OF ATTORNEY



     The undersigned hereby appoints Lance E. Cooper, Brent E. Gale, Paul J. Leighton and John A. Rasmussen, Jr., and each of them severally, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement or registration statements on Form S-8 for the registration under the Securities Act of 1933, as amended, of the common stock of MidAmerican Energy Company, an Iowa corporation (the "Company"), and interests in the MidAmerican Energy Company employee stock purchase plan, and 401(k) salary deferral or savings plans, and any and all amendments (including post-effective amendments) to such registration statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such states, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their or any individual attorney-in-fact and agent's substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Further, that the undersigned hereby constitutes and appoints the above-named attorneys-in-fact and agents, with full power of substitution and resubstitution for and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-3 for the registration under the Securities Act of 1933, as amended, of the common stock of the Company, and interests in the MidAmerican Energy Company dividend reinvestment and stock purchase plan and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such states, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their or any individual attorney-in-fact and agent's substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly executed this instrument this 26th day of June, 1995.



                                                  Frank S. Cottrell
                                        ----------------------------------------
                                                  Frank S. Cottrell
STATE OF IOWA       )
                    ) ss.
COUNTY OF POLK      )


     I, Julie A. Williams, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that Frank S. Cottrell, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledge that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

     WITNESS my hand and seal this 26th day of June, 1995.



                                                    Julie A. Williams
                                        ----------------------------------------


My commission expires      7/7/97
                     -------------------

                                POWER OF ATTORNEY



     The undersigned hereby appoints Lance E. Cooper, Brent E. Gale, Paul J. Leighton and John A. Rasmussen, Jr., and each of them severally, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement or registration statements on Form S-8 for the registration under the Securities Act of 1933, as amended, of the common stock of MidAmerican Energy Company, an Iowa corporation (the "Company"), and interests in the MidAmerican Energy Company employee stock purchase plan, and 401(k) salary deferral or savings plans, and any and all amendments (including post-effective amendments) to such registration statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such states, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their or any individual attorney-in-fact and agent's substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Further, that the undersigned hereby constitutes and appoints the above-named attorneys-in-fact and agents, with full power of substitution and resubstitution for and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-3 for the registration under the Securities Act of 1933, as amended, of the common stock of the Company, and interests in the MidAmerican Energy Company dividend reinvestment and stock purchase plan and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such states, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their or any individual attorney-in-fact and agent's substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly executed this instrument this 26th day of June, 1995.



                                                  William C. Fletcher
                                        ----------------------------------------
                                                  William C. Fletcher
STATE OF IOWA       )
                    ) ss.
COUNTY OF POLK      )


     I, Julie A. Williams, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that William C. Fletcher, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledge that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

     WITNESS my hand and seal this 26th day of June, 1995.



                                                    Julie A. Williams
                                        ----------------------------------------


My commission expires      7/7/97
                     -------------------

                                POWER OF ATTORNEY



     The undersigned hereby appoints Lance E. Cooper, Brent E. Gale, Paul J. Leighton and John A. Rasmussen, Jr., and each of them severally, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement or registration statements on Form S-8 for the registration under the Securities Act of 1933, as amended, of the common stock of MidAmerican Energy Company, an Iowa corporation (the "Company"), and interests in the MidAmerican Energy Company employee stock purchase plan, and 401(k) salary deferral or savings plans, and any and all amendments (including post-effective amendments) to such registration statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such states, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their or any individual attorney-in-fact and agent's substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Further, that the undersigned hereby constitutes and appoints the above-named attorneys-in-fact and agents, with full power of substitution and resubstitution for and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-3 for the registration under the Securities Act of 1933, as amended, of the common stock of the Company, and interests in the MidAmerican Energy Company dividend reinvestment and stock purchase plan and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such states, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their or any individual attorney-in-fact and agent's substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly executed this instrument this 26th day of June, 1995.



                                                  Mel Foster Jr.
                                        ----------------------------------------
                                                  Mel Foster Jr.
STATE OF IOWA       )
                    ) ss.
COUNTY OF SCOTT     )


     I, Donna J. Orme, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that Mel Foster Jr., personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledge that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

     WITNESS my hand and seal this 26th day of June, 1995.



                                                    Donna J. Orme
                                        ----------------------------------------


My commission expires       3/25/96
                     -------------------

                                POWER OF ATTORNEY



     The undersigned hereby appoints Lance E. Cooper, Brent E. Gale, Paul J. Leighton and John A. Rasmussen, Jr., and each of them severally, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement or registration statements on Form S-8 for the registration under the Securities Act of 1933, as amended, of the common stock of MidAmerican Energy Company, an Iowa corporation (the "Company"), and interests in the MidAmerican Energy Company employee stock purchase plan, and 401(k) salary deferral or savings plans, and any and all amendments (including post-effective amendments) to such registration statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such states, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their or any individual attorney-in-fact and agent's substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Further, that the undersigned hereby constitutes and appoints the above-named attorneys-in-fact and agents, with full power of substitution and resubstitution for and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-3 for the registration under the Securities Act of 1933, as amended, of the common stock of the Company, and interests in the MidAmerican Energy Company dividend reinvestment and stock purchase plan and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such states, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their or any individual attorney-in-fact and agent's substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly executed this instrument this 26th day of June, 1995.



                                                  Nancy L. Seifert
                                        ----------------------------------------
                                                  Nancy L. Seifert
STATE OF IOWA       )
                    ) ss.
COUNTY OF LYNN      )


     I, Regina R. Huggins, Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that Nancy L. Seifert, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledge that she signed and delivered the said instrument as her free and voluntary act, for the uses and purposes therein set forth.

     WITNESS my hand and seal this 26th day of June, 1995.



                                                  Regina R. Huggins
                                        ----------------------------------------


My commission expires      10/19/95
                     -------------------

                                POWER OF ATTORNEY



     The undersigned hereby appoints Lance E. Cooper, Brent E. Gale, Paul J. Leighton and John A. Rasmussen, Jr., and each of them severally, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement or registration statements on Form S-8 for the registration under the Securities Act of 1933, as amended, of the common stock of MidAmerican Energy Company, an Iowa corporation (the "Company"), and interests in the MidAmerican Energy Company employee stock purchase plan, and 401(k) salary deferral or savings plans, and any and all amendments (including post-effective amendments) to such registration statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such states, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their or any individual attorney-in-fact and agent's substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Further, that the undersigned hereby constitutes and appoints the above-named attorneys-in-fact and agents, with full power of substitution and resubstitution for and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-3 for the registration under the Securities Act of 1933, as amended, of the common stock of the Company, and interests in the MidAmerican Energy Company dividend reinvestment and stock purchase plan and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such states, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their or any individual attorney-in-fact and agent's substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly executed this instrument this 26th day of June, 1995.



                                                  W. Scott Tinsman
                                        ----------------------------------------
                                                  W. Scott Tinsman
STATE OF IOWA       )
                    ) ss.
COUNTY OF SCOTT     )


     I, Deborah L. Olson, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that W. Scott Tinsman, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledge that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

     WITNESS my hand and seal this 26th day of June, 1995.



                                                    Deborah L. Olson
                                        ----------------------------------------


My commission expires      4/8/96
                     -------------------

                                POWER OF ATTORNEY



     The undersigned hereby appoints Lance E. Cooper, Brent E. Gale, Paul J. Leighton and John A. Rasmussen, Jr., and each of them severally, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement or registration statements on Form S-8 for the registration under the Securities Act of 1933, as amended, of the common stock of MidAmerican Energy Company, an Iowa corporation (the "Company"), and interests in the MidAmerican Energy Company employee stock purchase plan, and 401(k) salary deferral or savings plans, and any and all amendments (including post-effective amendments) to such registration statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such states, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their or any individual attorney-in-fact and agent's substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Further, that the undersigned hereby constitutes and appoints the above-named attorneys-in-fact and agents, with full power of substitution and resubstitution for and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-3 for the registration under the Securities Act of 1933, as amended, of the common stock of the Company, and interests in the MidAmerican Energy Company dividend reinvestment and stock purchase plan and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such states, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their or any individual attorney-in-fact and agent's substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly executed this instrument this 26th day of June, 1995.



                                                  Leonard L. Woodruff
                                        ----------------------------------------
                                                  Leonard L. Woodruff
STATE OF IOWA       )
                    ) ss.
COUNTY OF POLK      )


     I, Julie A. Williams, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that Leonard L. Woodruff, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledge that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

     WITNESS my hand and seal this 26th day of June, 1995.



                                                    Julie A. Williams
                                        ----------------------------------------


My commission expires     7/7/97
                     -------------------

                              CERTIFICATE

     I, Paul J. Leighton, do hereby certify that I am a Vice President and Corporate Secretary of MidAmerican Energy Company (the "Company"), an Iowa corporation, that set forth below is a correct copy of certain resolutions duly adopted by the Board of Directors of such corporation on July 1, 1995; and that such resolutions have not in any respect been altered, amended or repealed.

   AUTHORIZATION OF POWER OF ATTORNEY FOR REGISTRTAION STATEMENTS
   --------------------------------------------------------------

          RESOLVED, that Lance E. Cooper, Brent E. Gale, Paul J. Leighton and John A. Rasmussen, Jr., and each of them severally, are hereby appointed as the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement or registration statements on Form S-8 for the registration under the Securities Act of 1933, as amended, of the common stock of MidAmerican Energy Copmany, an Iowa corporation (the "Company"), and interests in the MidAmerican Energy Company employee stock purchase plan, and 401(k) salary deferral or savings plans, and any and all amendments (including post-effective amendments) to such registration statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such states, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their or any individual attorney-in-fact and agent's substitute or substitutes, may lawfully do or cause to be done by virtue hereof; and it is

          FURTHER RESOLVED, that the undersigned hereby constitutes and appoints Lance E. Cooper, Brent E. Gale, Paul J. Leighton and John A. Rasmussen, Jr. attorneys-in-fact and agents, with full power of substitution and resubstitution for and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-3 for the registration under the Securities Act of 1933, as amended, of the common stock of the Company, and interests in the MidAmerican Energy Company dividend reinvestment and stock purchase plan and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such states, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their or any individual attorney-in-fact and agent's substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have signed this Certificate on July 17, 1995.

                                    /s/ Paul J. Leighton
                                    ------------------------------------------
                                    Paul J. Leighton
                                    Vice President and Corporate Secretary